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                                                                   EXHIBIT 10.20


                      AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Amendment") is made and entered into as of September 22, 1998, by and between U.S. Liquids, Inc., a Delaware corporation ("USL" or "Purchaser"), and Newpark Environmental Services, Inc., a Delaware corporation ("NESI" or "Seller") (collectively the "Parties") with reference to the following facts:

         A. On September 17, 1998, NESI and USL entered into an agreement captioned "Asset Purchase Agreement" (the "Agreement").

         B. The Parties now desire to supplement and amend certain provisions of the Agreement. Terms used in this Amendment that are defined in the Agreement shall have the same meanings herein as in the Agreement unless otherwise provided in this Amendment.

         NOW THEREFORE, the Parties hereby agree as follows:

         1. The Closing under the Agreement shall occur on, and the Closing Date shall be, September 22, 1998.

         2. Section 3.1 of the Agreement is hereby amended to read as follows:

                  "Section 3.1 Acquisition Assets. Subject to the terms and conditions of this Agreement, and on the basis of the representations and warranties hereinafter set forth, at the Closing NESI shall sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall acquire and purchase from NESI, the assets of NESI listed on Exhibit B attached hereto (the "Exhibit B Assets"), free and clear of any and all liens other than Permitted Encumbrances. After the Closing, NESI agrees to use commercially reasonable efforts to acquire title to the assets listed on Exhibit A attached hereto (the "Exhibit A Assets") and to transfer, convey, assign and deliver the Exhibit A Assets to Purchaser, free and clear of any and all liens other than Permitted Encumbrances, without additional consideration. The Exhibit A Assets and the Exhibit B Assets are sometimes collectively referred to herein as the "Acquisition Assets." NESI's failure to acquire title to the Exhibit A Assets shall not constitute a breach of this Agreement and shall not entitle Purchaser to any reduction in the Purchase Price."

         3. Section 3.2 of the Agreement is hereby amended to read as follows:

                  "3.2 Purchase Price. The consideration for the purchase of the Acquisition Assets (or for the Exhibit B Assets, if Newpark does not acquire the Exhibit A Assets) is $2,150,000 (collectively, the "Purchase Price"). The Purchase Price has been paid or shall be paid as follows: [balance of Section unchanged]"

         4. Exhibit A and Exhibit B to the Agreement are attached to this Amendment and are hereby incorporated by reference into the Agreement.





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         5.       Section 5.5 of the Agreement is hereby amended to read as
follows:

         "Section 5.5 Title to Properties; Condition of Acquisition Assets. Seller has good and marketable title to the Exhibit B Assets. When transferred to Purchaser, the Acquisition Assets so transferred will not be subject to any lien, including, without limitation, liens with respect to Taxes, or encumbrance. The Exhibit B Assets are in good condition and repair (subject to normal wear and tear) and are adequate for the purposes to which they are being put, and none of the Exhibit B Assets is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in cost. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER HEREBY DISCLAIMS ANY AND ALL EXPRESS AND IMPLIED WARRANTIES CONCERNING THE ACQUISITION ASSETS, INCLUDING BUT NOT LIMITED TO THE PHYSICAL CONDITION OF THE ACQUISITION ASSETS AND THEIR FITNESS FOR ANY PARTICULAR PURPOSE. SELLER IS SELLING, AND PURCHASER IS PURCHASING, THE ACQUISITION ASSETS `AS IS'. "

         6. Except as hereby amended, the Agreement is and shall remain in full force and effect in accordance with its terms.


         IN WITNESS WHEREOF, the Parties have executed multiple originals of this Amendment as of September 22, 1998.


                                       NEWPARK ENVIRONMENTAL SERVICES, INC.
                                       U.S. LIQUIDS, INC.

                                       By:
                                          --------------------------------------
                                          James D. Cole, Chairman


                                          --------------------------------------
                                          W. Gregory Orr, President